UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 16, 2015 (March 12, 2015)

DELCATH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16133	06-1245881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1301 Avenue of the Americas, 43rd Floor, New York, NY 10019

(Address of principal executive offices, including zip code)

(212) 489-2100

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant

(1) Dismissal of Accountant. Following a competitive process undertaken by the Audit Committee (the “Audit Committee”) of the Board of Directors of Delcath Systems, Inc. (the “Company”), on March 12, 2015, the Company dismissed Ernst & Young LLP (“Ernst & Young”) as its independent registered public accounting firm.

Ernst & Young’s reports on the Company’s financial statements for the Company’s fiscal years ended December 31, 2014 and December 31, 2013 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2014 and December 31, 2013 and the subsequent interim period preceding the dismissal of Ernst & Young, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Ernst & Young’s satisfaction, would have caused Ernst & Young to make reference to the subject matter of the disagreement(s) in connection with its report on the Company’s financial statements for such years. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company’s two most recent fiscal years and the subsequent interim period preceding Ernst & Young’s dismissal.

The Company provided Ernst & Young with a copy of the disclosures in the preceding paragraphs and requested it to furnish a letter addressed to the Securities and Exchange Commission (the “SEC”) as to whether it agrees with the statements. A letter from Ernst & Young to the SEC dated March 16, 2015, stating its agreement with these statements, is attached as Exhibit 16.1.

(2) Engagement of New Accountant. On March 13, 2015, the Company engaged Grant Thornton, LLP (“Grant Thornton”) as its new independent registered public accounting firm for the fiscal year ending December 31, 2015. The Company’s stockholders will be asked to ratify this engagement at the Company’s 2015 annual meeting of stockholders.

During the Company’s two most recent fiscal years ended December 31, 2014 and December 31, 2013, and through the date of the engagement of Grant Thornton, the Company did not consult Grant Thornton with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or regarding any other matters or reportable events described under Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company’s change in independent registered public accounting firms was approved by the Audit Committee of the Company’s Board of Directors.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.	The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated March 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELCATH SYSTEMS, INC.

Dated: March 16, 2015	By:	/s/ Barbra C. Keck
	Name:	Barbra C. Keck
	Title:	Vice President, Controller

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated March 16, 2015.